ARMSTRONG WORLD INDUSTRIES INVESTOR PRESENTATION February 27, 2017 Exhibit 99.3

Safe Harbor Statement Our disclosures in this presentation, including without limitation, those relating to future financial results guidance, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "outlook," "target," "predict," "may," "will," "would," "could," "should," "seek," and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance or the separation of our businesses. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our recent reports on Forms 10-K and 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”). As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. The information in this presentation is only effective as of the date given February 27, 2017, and is subject to change. Any distribution of this presentation after February 27, 2017 is not intended and will not be construed as updating or confirming such information. In addition, we will be referring to “non-GAAP financial measures” within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP can be found in the appendix to this presentation, in our SEC filings and on the Investor Relations section of our website at www.armstrongceilings.com. Armstrong World Industries competes globally in many diverse markets. References to "market" or "share" data are simply estimations based on a combination of internal and external sources and assumptions. They are intended only to assist discussion of the relative performance of product segments and categories for marketing and related purposes. No conclusion has been reached or should be reached regarding a "product market," a "geographic market" or “market share,” as such terms may be used or defined for any economic, legal or other purpose.

When reporting our financial results within this presentation, we make several adjustments. Management uses the non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation. Basis of Presentation Explanation All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding. We report in comparable dollars to remove the effects of currency translation on the P&L. The budgeted exchange rate for 2016 is used for all currency translations in 2016 and prior years unless otherwise noted. We remove the impact of discrete expenses and income. Examples include plant closures, restructuring actions, separation costs and other large unusual items. We also remove the non-cash impact of our U.S. Pension Plan. Taxes for normalized Net Income and EPS are calculated using a constant 39% for 2017 guidance, which is based on the expected long term tax rate. Guidance metrics are presented using the 2017 budgeted exchange rates for the year. 2016 results throughout this presentation are presented on a continuing operations basis and reflect the inclusion of $42 million of corporate costs and $6 million of corporate capital expenditures. These costs have been held constant in prior years to facilitate comparability between periods. Comparable Dollars Other Adjustments Net Sales Yes No Gross Profit Yes Yes SG&A Expense Yes Yes Equity Earnings Yes Yes Operating Income Yes Yes Net Income Yes Yes Cash Flow No Yes Return on Capital Yes Yes EBITDA Yes Yes What Items Are Adjusted

Look Up! Providing Customers with the Broadest, Most Innovative Product Portfolio - Standard & Custom Solutions in Mineral Fiber, Metal, Wood, Canopies, and Trim

The AWI Investment Thesis Standout Global Leader in Attractive Ceilings Industry 1 Best-in-Class, Stable Cash Flow Through the Cycle Attractive, Multi-Faceted Growth Opportunities Additional Levers to Create Shareholder Value 1 Standout Leader 2 3 4 2 3 4 Best-in-Class Cash Flow 1 3 4 2 Growth Levers 1 2 4 3 Additional Profit Drivers 1 2 3 4 4 Levers for Value 1 2 3 2 Robust Cash Flow 3 4 1 3 Attractive Growth 4 1 2

Leader in Attractive Ceilings Industry Strong Leader in Largest Global Profit Pool Consolidated industry structure Large installed base with stable repair & remodel demand Established product specifications Multi-faceted sales process involving architects, designers, distributors, contractors and end-users High value but low cost product with limited substitutes and lack of imports End users demonstrate brand loyalty and reward customer service and innovation 1 Standout Leader 2 3 4

#1 position in all major markets Unmatched profitability and cash flow Broadest, most innovative product portfolio Specification leader among architects, designers and end-customers Best-in-class distribution Strongest brand with experienced and talented organization Standout Leader Uniquely Positioned to Drive Value Unmatched Strengths Our Winning Formula 1 Standout Leader 2 3 4 Total Customer Experience Broadest Product Portfolio Specification Leadership Best-in-Class Channels Operational Excellence

Growth Vectors Selling into More Spaces Selling More in Every Space $3B Market 44% Est. Share Acoustical Tile + Grid Architectural Specialties Metal, Wood, etc. $7B Market < 20% Est. Share Components(1) Axiom, DGS, etc… Acoustical Tile + Grid COMPONENTS 1 2 Component Solutions benefit both AWI and WAVE depending on the product offering 1 Standout Leader 2 3 4

1 Standout Leader 2 3 4

Experienced Leadership Focused on Value Creation

9

Experienced and Stable Team Driving the Business Forward



Vic Grizzle – CEO
- 8 years with AWI
- 21 years previous experience with GE and Valmont



Brian MacNeal – CFO
- 3 years with AWI
- 20 years previous experience with Campbell Soup



Dave Cookson – SVP Americas
- 37 years with AWI



Charles Chiappone – SVP Ceiling Solutions
- 5 years with AWI
- 21 years previous experience with Alloy Polymers, SPX and GE



Wilfred Middel – VP & MD EMEA
- 22 years with AWI



Michael Jenkins – MD Asia
- 36 years with AWI

Incented to Maximize Performance and Returns

✓ *Greater transparency and management accountability to drive performance*

✓ *Intense focus on expanding already high returns on invested capital*

✓ *Management incentives based on <u>absolute</u> total shareholder returns and free cash flow*

Leadership Completely Aligned with Shareholders

Armstrong
CEILING SOLUTIONS

Standout Global Leader in Attractive Ceilings Industry 1 Standout Leader 2 3 4 Total: $1,249 (1) Standout leadership and profitability in highly attractive North American market Significant scale and upside potential in international business Broadest Go-to-Market Coverage Total: $319 #1 in North America #1 in EMEA #1 in Asia / Pacific 2016 Revenue AWI Position by Market 2016 EBITDA Note: Dollars in millions Includes ~$98 million of revenue from direct sales of WAVE products to customers in certain international markets. WAVE JV otherwise accounted for using the equity method Asia/Pacific $12 North America $297 EMEA $10 EMEA $277 North America $837

Global Ceilings Leader with Diversified End-Markets Commercial Total: $1,249 (1) 1 Standout Leader 2 3 4 2016 Revenue Mix By End-Market By Product Note: Dollars in millions Includes ~$98 million of revenue from direct sales of WAVE products to customers in certain international markets. WAVE JV otherwise accounted for using the equity method Mineral Fiber (1) $1,055 Architectural Specialties $194 Office 30% Transportation/Other 15% Education 20% Retail 20% Healthcare 10% Residential 5%

Most Recognized Brand and Specification Leader 1 Standout Leader 2 3 4 Unaided Brand Awareness Specification Leadership with Standout Mind-Share in Adjacencies Avg. Spec Rate (2013-2015) – Metal Ceilings Avg. Spec Rate (2013-2015) – Wood Ceilings Source: Dodge and other independent 3rd party research Note: Data is for North America market only Source: M/A/R/C Research Note: Data is for North America market only Wood Ceilings Among Architects & Designers Metal Ceilings Among Contractors Ceilings Tiles Ceilings Tiles Custom Standard

1 Standout Leader 2 3 4

Broadest Go-to-Market Coverage

13

Superior Coverage…

- ✓ *Exclusive, long-term distribution relationships across nearly all regions*
- ✓ *Strong brand recognition and loyalty*
- ✓ *Over 15% more distribution points than the #2 player*
- ✓ *Over 5x the contractor relationships of the #2 player*
- ✓ *~150 AWI sales representatives complemented by ~900 distributor representatives selling our solutions*

…With Enhanced Sales Effectiveness…

Average Revenue per Sales Rep ($ millions) (1)


$10.8
$8.7
Armstrong Ceiling Solutions
Building Materials Benchmark

…and Outstanding Service Levels

Perfect Order Measure (2)


100%
95%
90%
85%
80%
75%
79%
85%
86%
86%
88%
91%
2011
2012
2013
2014
2015
2016

Order Fill	On Time Delivery	Shipping Claims	Billing Claims	Product Claims	Returns Claims
97.2%	91.3%	97.5%	98.9%	98.9%	99.3%

(1) Source: Alexander Group, Note: Data is for North America market only
(2) Internal metric based on the following parameters: a) order fill, b) on-time delivery, c) shipping claims, d) billing claims, e) product claims, and f) returns claims

Armstrong CEILING SOLUTIONS

1 Standout Leader 2 3 4

Longstanding Partnership: WAVE – AWI / Worthington JV

14

Highlights

- ✓ *24 year global partnership with Worthington Industries that successfully combines the expertise of both companies*
- ✓ *Seamless customer relationship – customers buy an AWI ceiling solution complete with grid and other components*
- ✓ *Benefits from our best in class distribution system*
- ✓ *9 manufacturing plants in 5 countries*
- ✓ *Product development synchronized with AWI's new product pipeline*

Products



Grid



Perimeters & Trim

2016 Revenue: ~$400 million

ROIC: ~100%

~$340 million in dividends to AWI from 2012 to 2016

Critical to AWI's Value Creation

Armstrong CEILING SOLUTIONS

Robust and Expanding Profitability and Cash Flow North America EBITDA North America EBITDA less Capex Note: Dollars in millions 2 Robust Cash Flow 3 4 1 CAGR 10%

Best-in-Class Across Building Products Industry Note: Dollars in millions Source: Company filings, FactSet and Wall Street Research as of 2/24/2017; Note: AWI represented on standalone adjusted basis Represents 2016E calendarized 2 Robust Cash Flow 3 4 1 2016 Adj. EBITDA Margins(1) (2) (2) (2) 2016 Adj. EBITDA less Capex 27.4% North America North America 35.6% (2) (2) (2) (2) (2)

Attractive Multi-Faceted Growth Opportunities 3 Attractive Growth 4 1 2 Market Recovery Leverage commercial market recovery Expand Average Unit Value Continue to leverage innovation to enhance margins Enlarged Addressable Market Sell into more spaces Sell more into every space Pursue M&A to enhance capabilities M&A Expansion of overall market and Armstrong share

Broader Market Recovery will Drive Substantial Profits As Market Normalizes toward Long-Term Averages, each 1% of Annual Volume Growth is Worth ~$20 million of EBITDA by Year 3 Market Recovery Source: Dodge, U.S. ceilings volume data for education, healthcare, office, retail and transportation markets only 3 Attractive Growth 4 1 2 U.S. Commercial Ceiling Tile Market Volumes: New vs. Repair & Remodel 1985 - 2008 Total Avg: 1.5 bsft 2009 - 2016 Total Avg: 1.1 bsft 1985 - 2008 R&R Avg: 1.0 bsft 2009 - 2016 R&R Avg: 0.8 bsft Volumes up ~1% in 2016

Both Mineral Fiber and Specialties Remain Attractive Source: Internal study of ceiling attitude and usage for office buildings Note: Data is for North America only Mineral Fiber maintaining large share of overall ceilings market Drywall declining as non-traditional ceiling styles and exposed structures expand Exposed "open plenum" expanding with "high-tech" look but low acoustics Represents an opportunity for Architectural Specialties to capture niche market with high value, high margin solutions that provide acoustical benefit for designers Market Recovery 3 Attractive Growth 4 1 2 Breakdown of Ceilings by Type, 2005 vs. 2015 Open Plenum Growth while Small Provides an Opportunity to Mix Up

Expectations of Recovery in Market Demand Market Recovery 3 Attractive Growth 4 1 2 2006 – 2019 Dodge Starts and Large Renovations ($ billions) (1) Source: Dodge Data & Analytics Note: Data is for North America market only Includes education, healthcare, office and retail Accelerated growth projected Given the average lag of 18 to 30 months between starts and ceilings installations, 2015 and 2016 projects will yield volume in 2017 and beyond $69 $65 $71 $111 $105 $86 +5% $95 +11% $111 +17% $82 +0% $81 +15% $72 $73 $108 While projected dollar spend in 2019 exceeds the prior peak of the cycle in 2007, starts on a square footage basis in 2019 are projected to be at ~58% of the prior peak Our typical product mix indicates R&R makes up 75% of our U.S. commercial sales and new construction makes up the other 25% $121+9%

Huge opportunity with 37 bsft of installed base in the Americas Armstrong product portfolio is uniquely positioned for replacement business The large installed base will continue to “mix up” for decades providing a tailwind to AUV as spaces are renovated “Mixing Up” our Core to Drive AUV Acceleration Industry Shaping Innovation Accelerating Growth and Margins Cortega $ Ultima $$ Optima $$$ $$$$ Calla Migration to High End Products AUV Expansion 3 Attractive Growth 4 1 2 Expansive Product Offering High End Products More Lucrative 2.5x – 3.5x 1.0x

Proven, Consistent Ability to Expand Margins Continuous Price/Mix and Productivity Driving Margin Expansion Note: Data is for North America only. AUV change over time is for mineral fiber only Excludes contribution from WAVE JV Increases in Average Unit Value Over Time ... …Yielding Significant Gross Margin Expansion (1) AUV Expansion 3 Attractive Growth 4 1 2

① ② ③ Attractive Growth ④
Enlarged Market
23

Case Study: Solutions Selling

Sell Into More Spaces

Conde Nast, One World Tower, NYC, USA [1]



Office Area = Total Revenue
$1.3 million



Potential Incremental Opportunity



Conference Rooms
= $250K



Elevator Lobbies /
Corridors = $250K

✓ ***Additional Revenue of 38%***

Sell More Into Every Space

Partners Healthcare, USA



600,000 SF Building
Ultima / Optima /
Interlude Grid

Total Revenue =
$1.2 million

Solutions Won


Acoustical
Tile and Grid
Transition
Steel & Axiom
Drywall
DGS
Perimeter
Axiom Building
Perimeters, Pockets

- ✓ *Component solutions save contractors up to 30% in labor*
- ✓ *Differentiates contractors from their competition*

Additional Solutions
(Axiom Trims, Perimeters, MetalWorks = $372K

✓ ***Additional Revenue of 31%***

Increases Value Proposition and Strengthens Customer Loyalty

Armstrong
CEILING SOLUTIONS

(1) Interior photo source: Interior Design Magazine. Photography: Garrett Rowland

Architectural Specialties is a Global Growth Engine Large Growth Opportunity Through Organic Expansion and M&A Broadest portfolio of on-trend, specialty ceiling solutions in the world Global footprint to support global projects Leverage existing go-to-market system and advantages to drive expansion On large projects, increases bid success rate from 75% to 90% and pulls core products into project Custom projects can generate 10x – 20x dollar margin contribution. Tectum brings wall and roof decking expertise to the Armstrong product portfolio $2,000 Targeting increase in market share from 10% to 25% $2,000 Enlarged Market 3 Attractive Growth 4 1 2 Strong Historical Revenue Growth Value Proposition Substantial Expansion Opportunity Note: Dollars in millions CAGR 10% Sales up almost 20% in 2016!

You Inspire Solutions Center – Making Designs a Reality Recent Investments in Design Capabilities are driving 20+% Growth in Custom Project Work Generating Significantly Higher Margin Dollars Helps our customers with unique, one of a kind solutions for statement spaces Generate truly incremental sales and has a pull through effect on the core product portfolio Strengths and grows architectural relationships 1st year of globalization of design centers exceeding initial expectations Dollar per square foot can greatly exceed core (Ex. Etihad Airways - $357 per square foot) Enlarged Market 3 Attractive Growth 4 1 2 Reality – US Bank in Los Angeles Rendering of the Design

1 2 3 Attractive Growth 4
Enlarged Market
26

JFK Airport Lounge – Etihad Airways


Architectural Specialties Solution





- Architect – Gensler, NY
- Custom anodized brass finish with triangular perforations and light diffusing layer
- Potential of 17 more locations across the world
- $357 per square foot vs. ~$1 per square foot overall average
- Driven by our design services capabilities with our You Inspire Solutions Center

Armstrong
CEILING SOLUTIONS

Tectum Acquisition Tectum is a manufacturer of high-impact wood fiber acoustical panels and roof deck for the commercial and institutional construction industries with a history spanning over 65 years. Completed acquisition in January 2017 FY 2016 annual sales totaled approximately $25M Provides opportunity to significantly expand sales by leveraging our specification strength, best-in-class distribution systems and strong customer relationships Paid $31.4M using existing cash on hand; multiple of under 7x EBITDA Will fall in our Architectural Specialties product line 4 Levers for Value 1 2 3 M&A

Improved Performance Across Europe and Asia Investments and Initiatives Designed to Drive Future Profits Sales and profits have been challenged in EMEA and Asia/Pacific over the past several years Business impacted by market demand, political instability, FX and cost inefficiencies China and Russia represent ~7% of consolidated sales We believe markets will recover and profitability can be restored In 2016, international markets improved by $5M or 29% from 2015 Right-sizing SG&A organization and cost structure Idled China plant in response to market conditions Completed France investment in production capabilities to significantly reduce manufacturing costs Leveraging new Russia plant to reduce imports from Continental Europe - reduced input costs through localization and lower freight / duties No significant international capital investments planned in the near-term 4 Levers for Value 1 2 3 Overview Decisive Actions To Drive Improvement

Historical Financial Performance Drivers While volume has been modestly down given absence of market recovery, average unit value in North America increased by 17%, driven by shift to high end products AUV gains and productivity improvements drove ~$95 million increase in North America EBITDA International profitability contracted due to challenging market conditions and capacity additions Recently completed investments position us to take advantage of market recovery $261 Productivity net of cost inflation North America North America Revenue Drivers ($ millions) Historical Context EBITDA Drivers ($ millions) (1) ($7) $108 $1,249 $2 $1,146 $319 ($9) $63 $33 $17 ($19) ($27) 4 Levers for Value 1 2 3 North America Adjusted EBITDA Margins Expanded 590 bps since 2012

Our Value Creation Model – Medium to Long Term View Excludes pension costs Excludes pension costs; utilizes normalized effective tax rate of 39% Revenue Growth 5% – 7% annual growth Adj. EBITDA Growth and Margins(1) 10% – 12% annual growth 25% – 28% margin Adj. EPS Growth(2) 15% – 20% annual growth Free Cash Flow Conversion 50% of Adjusted EBITDA 1% – 3% North America volume growth 2% – 4% International volume growth 2% – 4% average unit value increase 1% – 2% share growth outside Americas core ~60% incremental margin in North American core mineral fiber Continue to price over inflation Improve International cost structure from growth and productivity enhancements Declining net debt due to significant cash generation Normalized 39% effective tax rate Robust EBITDA growth Stable level of capital expenditures 4 Levers for Value 1 2 3

Capital Allocation Strategy Balanced & Flexible Capital Allocation Remains a Priority Organic Growth Investment Acquisition Philosophy Shareholder Alignment Industry leading customer focused innovation drives new product development Expand our core product capabilities at the high end of our portfolio Investing in lean initiatives with short payback periods Modest design and selling investments to drive topline growth Synergistic bolt-on acquisitions that leverage our powerful business system and expand market penetration Tectum acquisition demonstrates effective deployment of capital to grow the business Leverage Management Target: 2x – 3x Net Debt/Adj. EBITDA Leverage Q4 2016: 2.3x (1) At December 31, 2016 based TTM Adjusted EBITDA of $319M 4 Levers for Value 1 2 3 $150 Million Share Repurchase Authorization In 2016 repurchased 1.1 million shares approximately 2% of float $106 million remaining as of December 31, 2016 Extends through July 2018 Demonstrates management and Board of Directors’ confidence in growth initiatives Important component of a balanced capital allocation plan

Capital Expenditures North America Investing ~$20 million in 2017 and 2018 above normalized $80 million global run rate to strengthen capabilities and add capacity for high end products – the fastest growing part of the market Pivoting investments to drive innovation, growth and productivity in most profitable geography International Significant capacity additions completed in Russia and China Modest incremental investments focused on lowering European production costs to enhance competitiveness in growing at the high end of the product range Note: Dollars in millions Excludes costs related to separation of Flooring business $103 $107 $104 $88 $87 50% 55% 40% 60% 80% Normalized run rate of $80 million, 1x depreciation Capital Expenditures Breakdown (1) Capital Expenditure Outlook 90% $100 $100 90% 4 Levers for Value 1 2 3

2017 Guidance

33

	2016 Constant Currency Results at 16' FX	2016 Constant Currency Results at 17' FX	2017 Constant Currency Guidance at 17' FX	
Revenue(1)	$1,249	$1,230	$1,290 – $1,320 *5% – 7% YoY Growth*	▪ 3% – 7% North America volume growth ▪ 0% – 4% International volume growth ▪ 2% – 4% average unit value increase
Adjusted EBITDA(2)	$319	$317	$350 – $360 *10% – 14% YoY Growth*	▪ 3% – 4% earnings contribution from AUV and cost savings over inflation ▪ Increased sales and marketing investments as a result of the Tectum acquisition and expansion of total solutions selling capabilities ▪ SG&A as a % of sales remains flat
Adjusted EPS(3)	$2.34	$2.32	$2.60 – $2.70 *12% – 16% YoY Growth*	▪ $35 million of interest expense ▪ Normalized 39% effective tax rate ▪ 56 million average diluted shares outstanding ▪ Cash tax rate 30% – 35%
Free Cash Flow(4)	$117	$117	$130 – $145 *11% – 24% YoY Growth*	▪ $240 million cash flow from operations ▪ $100 million of total capital expenditures ▪ Excludes cash paid for Tectum

Note: Dollars in millions except per share values
(1) As-reported revenue of $1,235 million in 2016. 2017 As-reported sales expected to have (1%) - (3%) FX headwind
(2) 2016 base excludes $4M of pre-separation corporate expenses and pension expense; 2017 excludes pension expense
(3) 2016 base excludes $4M of pre-separation corporate expenses and pension expense; 2017 excludes pension expense. As reported expected earnings per share in 2017 of $2.85- $3.00 impacted by an expected as reported effective tax rate of ~39%.
(4) No FX adjustment. See slide 41 for more details. 2016 excludes separation costs and other extraordinary expenses. Cash flow from operations includes dividends received from the WAVE JV.

Armstrong CEILING SOLUTIONS

Focused on Value Creation Standout market leader in attractive ceilings industry with unmatched profitability and cash flow Accelerating growth trajectory of the business Americas delivered constant currency sales growth of 4.3% in 2016 Strongest since 2011 Volume was the largest contributor up 2.5% for the Americas Strongest since the downturn Intense focus on expanding returns on invested capital Management incentive plan aligned to absolute total shareholder returns and free cash flow

Appendix 2016 Results Reconciliation of Non-GAAP Financial Measures Executive Compensation Management Biographies

Executive Compensation Fixed Compensation (~38% of target annual comp) Vehicle Additional Details Base salary Provides reasonable and market competitive fixed pay reflective of an executive’s role; responsibility and individual performance Generally set a Peer Group and / or market median; currently salaries are between 70% - 110% of median Benefits: Health and Welfare & Retirement Standard range of health, welfare and retirement benefits similar to those provided to other salaried employees, except that executives: are eligible to receive enhanced Company-paid long-term disability benefits Are eligible for non-qualified retirement savings benefits Limited Perquisites Very limited perquisites or personal benefit Personal financial counseling at a cost generally less than $4,500 per NEO Executive physicals at a cost typically less than $5,000 per NEO Executive Long-term Disability at a cost generally less than $5,000 per NEO Our executive compensation programs are designed to attract, motivate and retain highly capable global leaders with the experience and skills to deliver against our strategy in a volatile and changing market environment and focus on the following key objectives: Align executive interests with shareholders’ interests Create a strong link between pay and performance by placing a significant portion of compensation ‘‘at risk’’ based on performance against pre-established goals Structure sufficiently competitive compensation packages globally, to enable access to high-quality executives in a highly competitive talent environment

Executive Compensation Performance-Based Compensation (~62% of total target annual comp) Vehicle Additional Details Annual Incentive Plan (AIP) Provides an incentive opportunity for achieving financial results Target opportunity generally set Peer Group and / or Market median; targeted at 50 – 100% of base pay for NEOs Free Cash Flow Based on attaining consolidated Free Cash Flow – new metric 2016 Regional executives are measured 30% Free Cash Flow and 70% region cash conversion Long Term Incentive Plan (LTIP) Drives and promotes long-term value creation for our shareholders, and fosters retention, by rewarding execution and achievement of goals linked to our longer term strategy Target opportunity generally set at Peer Group and / or market median; targeted at 75-250% of base pay for executives Redesigned the LTIP plan for 2016, changes include performance metrics, performance awards and participation incentive ranges. 100% Performance Restricted Stock Unit (PSUs) 3 –year performance period (2016 – 2018) Awards will be differentiated based on two leadership tiers: PSUs granted to the Chief Executive Officer, Chief Financial Officer, SVP, Americas and SVP, Ceiling Solutions represents the senior executive tier, vesting based on achievement of certain absolute total shareholder return targets (“TSR” 75% of award) and free cash flow targets (“FCF” 25% of award). Absolute TSR payout at 100% is dependent upon achievement of an annualized 12% TSR, with no payout for achievement below 9%. The other executive staff received their award based on the same metrics but different weighting; TSR 25% of award and FCF 75% of award The senior executive tier received 3 times their LTI target in 2016 – a significant incentive to focus on the long-term shareholder value creation through the execution on the Company’s post-separation strategic plan over the performance period Our Compensation Committee believes the tiered approach measured on TSR and FCF creates the desired focus on generating total shareholder return and directly aligns management interests with those of the Company’s shareholders

Management Biographies Brian MacNeal Senior Vice President and Chief Financial Officer, Armstrong World Industries Victor “Vic” Grizzle is CEO and President of Armstrong World Industries Inc., in Lancaster, Pennsylvania. Mr. Grizzle has 29 years of experience in sales, marketing and global business leadership.   He comes to Armstrong World Industries from Valmont Industries, a $2 billion global leader of infrastructure support structures for utility, telecom and lighting markets, and manufacturer of mechanized irrigation equipment for large scale farming, where he was group president of Global Structures, Coatings and Tubing since 2005.  Prior to Valmont, Mr. Grizzle was president of the commercial power division of EaglePicher Corporation, a $700 million diversified manufacturer and marketer of advanced technology and industrial products for space, defense, automotive, filtration, pharmaceutical, environmental and commercial applications. Before that, he spent 16 years at General Electric Corporation with 7 of those living abroad in Singapore, Belgium and Shanghai, China. Mr. Grizzle graduated from California Polytechnic University with a Bachelor of Science in Mechanical Engineering.    Mr. MacNeal is Senior Vice President and CFO of Armstrong World Industries Inc., in Lancaster, Pennsylvania. He began his career with PricewaterhouseCoopers as an auditor and left to join the Campbell Soup Company where he spent the next 20 years in roles of increasing responsibility and leadership. Brian’s finance and accounting experience with Campbell’s spans multiple assignments, including brand management, manufacturing, marketing and project management. He served as Director of Finance for U.S. Soup; Vice President of Finance and Strategy Emerging Markets as Campbell’s entered Russia and China; and Vice President & CFO of Campbell’s European business. Brian graduated cum laude from Villanova University with a bachelor’s degree in Accounting and has practiced as a Certified Public Accountant. Victor Grizzle Chief Executive Officer and President, Armstrong World Industries

Investor Relations Contact Information Mrs. Olshan is Director Investor & Public Relations of Armstrong World Industries, Inc., in Lancaster, Pennsylvania.   Mrs. Olshan joined Armstrong World Industries in November of 2008 as External Reporting Manager, moved into Investor Relations in December of 2010 and had public relations responsibilities added in February of 2016.   Prior to Armstrong World Industries, Mrs. Olshan spent over 5 years in public accounting as an auditor and advisor to clients in the construction, engineering, banking, utility, and manufacturing industries with a focus on SEC reporting and Sarbanes-Oxley compliance. Mrs. Olshan is also a Certified Public Accountant and member of the AICPA and NIRI. She previously served on the board as Treasurer of the York Hospital Auxiliary, a Wellspan affiliated non-profit organization.   Mrs. Olshan graduated summa cum laude earning a bachelor of science with dual degrees in Business Administration and Accounting, and an MBA from York College of Pennsylvania. Kristy Olshan, Director Investor & Public Relations, Armstrong World Industries Kristy Olshan, CPA, MBA Director Investor & Public Relations Armstrong World Industries 2500 Columbia Avenue Lancaster, PA 17603 P: 717-396-6354 F: 717-396-6128 E: ksolshan@armstrongceilings.com

December 31, 2016 Balance Sheet New $1.05 billion credit facility including $850 million of term loans maturing in 2021 and 2023 and undrawn revolver of $200 million $35 million of tax-exempt bonds BB+/B1 Rating U.S. pension will be fully funded on a PBO basis No cash contributions in over 20 years Summary Balance Sheet Capital Structure Highlights

Free Cash Flow Reconciliation As Reported AFI Continuing Operations Cash from Operations $49   ($3)   $52 Cash from Investing ($17) ($12) ($5) Subtotal $32   ($15)   $47 Separation Costs - - $54 Subtotal -   -   $101 Interest Rate Swap Settlement - - $11 Subtotal -   -   $112 Environmental - - $5 Free Cash Flow -   -   $117

Full Year 2016 vs. PY - Reported Net Income to Adjusted EBITDA Full Year 2016 2015 V Net Income - As Reported $94 $27 $67 Tax (Expense) ($50) ($53) $3 EBT - As Reported $144 $80 $64 Interest/Other (Expense) ($41) ($61) $20 Operating Income (Loss) – As Reported $185 $141 $44 Non-cash Impact of U.S. Pension $13 $15 ($2) Separation Expenses $34 $34 $0 Cost Reducation Initiatives $4 $7 ($3) Corp Cost Adjustment - $20 ($20) Foreign Exchange Movements $1 $1 $0 Operating Income (Loss) – Adjusted $237 $218 $19 Depreciation and Amortization ($78) ($78) $0 EBITDA – Adjusted* $315 $296 $19 * 2016 includes $4 million of pre-separation corporate expense that will not recur in 2017